Exhibit 10.1

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT NOTE

This First Amendment to Second Amended and Restated Revolving Credit Note (as the same may from time to time be amended, restated, modified or otherwise supplemented, this “First Amendment”) is dated this 18th day of November, 2010 from Green Plains Grain Company LLC, a Delaware limited liability company (“IA Borrower”), and Green Plains Grain Company TN, LLC, a Delaware limited liability company (“TN Borrower”, together with IA Borrower and their successors and assigns, each a “Borrower” and collectively, the “Borrowers”), to and in favor of First National Bank of Omaha, a national banking association (together with its successors and assigns, the “Lender”). Capitalized terms used herein and not otherwise defined have the meanings ascribed to them in the Credit Agreement (defined below).

RECITALS

WHEREAS, Borrowers executed and delivered to Lender a Second Amended and Restated Revolving Credit Note dated April 19, 2010 (as the same may from time to time be amended, restated, modified or otherwise supplemented, the “Original Revolving Credit Note”);

WHEREAS, the Original Revolving Credit Note was given in connection with, and governed by, the Second Amended and Restated Credit Agreement dated April 19, 2010, First Amendment to Second Amended and Restated Credit Agreement dated June 18, 2010 and Second Amendment to Second Amended and Restated Credit Agreement dated November 18, 2010, in each case, by and among Borrowers and Lender (as the same may from time to time be amended, restated, modified or otherwise supplemented, the “Credit Agreement”);

WHEREAS, Borrowers and Lender desire to amend and modify certain terms and conditions of the Original Revolving Credit Note.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1. Each reference in the Original Revolving Credit Note to the principal amount of the Original Revolving Credit Note being “sixty-five million dollars” or “$65,000,000,” respectively, is hereby amended to state “one hundred seven million dollars” or “$107,000,000,” respectively.

2. The Original Revolving Credit Note is hereby amended by deleting the third (3rd) paragraph in its entirety and substituting the following paragraph in its place:

The Revolving Credit Loans which are evidenced by this Revolving Credit Note consist of (a) a forty-five million dollar ($45,000,000) Base Facility, (b) a twenty million dollar ($20,000,000) Seasonal Facility and (iii) a Bulge Facility in the amount of forty-two million dollars ($42,000,000) from the date hereof through March 31, 2011, which amount shall decrease to thirty-five million dollars ($35,000,000) from April 1, 2011 through May 31, 2011 and zero dollars ($0) on and after June 1, 2011. Subject to the other terms and conditions of the Credit Agreement, the periods during which the Base Facility, Seasonal Facility and Bulge Facility are available shall be determined in accordance with the Revolving Credit Commitment and Section 2.1(a) of the Credit Agreement.

3. The Original Revolving Credit Note is hereby amended by deleting the fourth (4th) paragraph in its entirety and substituting the following paragraph in its place:

Borrowers agree to pay to Lender the Revolving Credit Loans which are evidenced by this Revolving Credit Note on or before the earlier of (i) August 1, 2011, (ii) termination of the Revolving Credit Facility and (iii) termination of the Credit Agreement. Borrowers may prepay all or any part of the unpaid principal hereunder without premium or penalty at any time and reborrow, on a revolving basis, the principal amount available on this Revolving Credit Note, subject to the terms and conditions of the Credit Agreement. Notwithstanding the immediately preceding sentence, the Revolving Credit Loans outstanding under this Revolving Credit Note at any one time shall not exceed the Borrowing Base.

4. The Original Revolving Credit Note is hereby amended by deleting Schedule B in its entirety and substituting Schedule B attached to this First Amendment in its place.

5. Except as specifically amended herein, the Original Revolving Credit Note shall remain in full force and effect as originally executed.

6. This First Amendment shall be binding on the successors and assigns of the parties hereto.

7. This First Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this First Amendment as of the day and year first set forth above.

BORROWERS:

Green Plains Grain Company LLC

By:	/s/ Todd Becker
	Name:	Todd Becker
	Title:	President and Chief Executive Officer

Green Plains Grain Company TN LLC

By:	/s/ Todd Becker
	Name:	Todd Becker
	Title:	President and Chief Executive Officer

Lender:

First National Bank of Omaha

By:	/s/ Kenneth Feaster
	Name:	Kenneth Feaster
	Title:	Vice President

SCHEDULE B

Interest Rates

With Respect to the Base Facility:

(a) VARIABLE INTEREST RATE: The interest rate on the Revolving Credit Loans is subject to change from time to time based on changes in an independent index which is the London Interbank Offered Rate for U.S. Dollar deposits published in the Wall Street Journal as the One (1) Month LIBOR Rate (the “LIBOR Rate”). The LIBOR Rate will be adjusted and determined without notice to Borrowers as set forth herein, as of the date of this Revolving Credit Note and on the first (1st) day of each month hereafter (the “Interest Rate Change Date”) to the One (1) Month LIBOR Rate which is published in the Wall Street Journal as the reported rate for the date that is two London Banking Days prior to each Interest Rate Change Date. “London Banking Day” means any day other than a Saturday or Sunday, on which commercial banking institutions in London, England are generally open for business. If for any reason the LIBOR Rate published by the Wall Street Journal is no longer available and/or Lender is unable to determine the LIBOR Rate for any Interest Rate Change Date, Lender may, in its sole discretion, select an alternate source to determine the LIBOR Rate and will provide notice to Borrowers of the source selected. The LIBOR Rate determined as set forth above shall be referred to herein as the “Index”. The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of the Revolving Credit Loans, Lender may designate a substitute index after notifying Borrowers. Lender will tell Borrowers the current Index rate upon Borrowers’ request. The interest rate change will not occur more often than each month on the first (1st) day of each month. Borrowers understand that Lender may make loans based on other rates as well. The Index currently is 0.25344% per annum. The interest rate to be applied to the unpaid principal balance of the Revolving Credit Loans will be calculated as described in this paragraph (a) using a rate of 3.50% over the Index, adjusted if necessary for any minimum and maximum rate limitations described in paragraph (b) below, resulting in an initial rate of 4.50% per annum based on a year of 360 days.

(b) NOTICE: Under no circumstances will the interest rate on the Revolving Credit Loans be less than 4.50% per annum or more than the maximum rate allowed by applicable law. Whenever increases occur in the interest rate, Lender, at its option, may do one of the following: (i) increase Borrowers’ payments to ensure Borrowers’ Revoling Credit Loans will pay off by the Revolving Credit Maturity Date, (ii) increase Borrowers’ payments to cover accruing interest, (iii) increase the number of Borrowers’ payments and (iv) continue Borrowers’ payments at the same amount and increase Borrowers’ final payment.

(c) INTEREST CALCULATION METHOD: Interest on this Revolving Credit Note is computed on a 365/360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. All interest payable under this Revolving Credit Note is computed using this method. This calculation method results in a higher effective interest rate than the numeric interest rate stated in this Revolving Credit Note.

With Respect to the Seasonal Facility:

(a) VARIABLE INTEREST RATE: The interest rate on the Revolving Credit Loans is subject to change from time to time based on changes in an independent index which is the London Interbank Offered Rate for U.S. Dollar deposits published in the Wall Street Journal as the One (1) Month LIBOR Rate (the “LIBOR Rate”). The LIBOR Rate will be adjusted and determined without notice to Borrowers as set forth herein, as of the date of this Revolving Credit Note and on the first (1st) day of each month hereafter (the “Interest Rate Change Date”) to the One (1) Month LIBOR Rate which is published in the Wall Street Journal as the reported rate for the date that is two London

Banking Days prior to each Interest Rate Change Date. “London Banking Day” means any day other than a Saturday or Sunday, on which commercial banking institutions in London, England are generally open for business. If for any reason the LIBOR Rate published by the Wall Street Journal is no longer available and/or Lender is unable to determine the LIBOR Rate for any Interest Rate Change Date, Lender may, in its sole discretion, select an alternate source to determine the LIBOR Rate and will provide notice to Borrowers of the source selected. The LIBOR Rate determined as set forth above shall be referred to herein as the “Index”. The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of the Revolving Credit Loans, Lender may designate a substitute index after notifying Borrowers. Lender will tell Borrowers the current Index rate upon Borrowers’ request. The interest rate change will not occur more often than each month on the first (1st) day of each month. Borrowers understand that Lender may make loans based on other rates as well. The Index currently is 0.25344% per annum. The interest rate to be applied to the unpaid principal balance of the Revolving Credit Loans will be calculated as described in this paragraph (a) using a rate of 3.75% over the Index, adjusted if necessary for any minimum and maximum rate limitations described in paragraph (b) below, resulting in an initial rate of 4.50% per annum based on a year of 360 days.

(b) NOTICE: Under no circumstances will the interest rate on the Revolving Credit Loans be less than 4.50% per annum or more than the maximum rate allowed by applicable law. Whenever increases occur in the interest rate, Lender, at its option, may do one of the following: (i) increase Borrowers’ payments to ensure Borrowers’ Revoling Credit Loans will pay off by the Revolving Credit Maturity Date, (ii) increase Borrowers’ payments to cover accruing interest, (iii) increase the number of Borrowers’ payments and (iv) continue Borrowers’ payments at the same amount and increase Borrowers’ final payment.

(c) INTEREST CALCULATION METHOD: Interest on this Revolving Credit Note is computed on a 365/360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. All interest payable under this Revolving Credit Note is computed using this method. This calculation method results in a higher effective interest rate than the numeric interest rate stated in this Revolving Credit Note.

With Respect to the Bulge Facility:

(a) VARIABLE INTEREST RATE: The interest rate on the Revolving Credit Loans is subject to change from time to time based on changes in an independent index which is the London Interbank Offered Rate for U.S. Dollar deposits published in the Wall Street Journal as the One (1) Month LIBOR Rate (the “LIBOR Rate”). The LIBOR Rate will be adjusted and determined without notice to Borrowers as set forth herein, as of the date of this Revolving Credit Note and on the first (1st) day of each month hereafter (the “Interest Rate Change Date”) to the One (1) Month LIBOR Rate which is published in the Wall Street Journal as the reported rate for the date that is two London Banking Days prior to each Interest Rate Change Date. “London Banking Day” means any day other than a Saturday or Sunday, on which commercial banking institutions in London, England are generally open for business. If for any reason the LIBOR Rate published by the Wall Street Journal is no longer available and/or Lender is unable to determine the LIBOR Rate for any Interest Rate Change Date, Lender may, in its sole discretion, select an alternate source to determine the LIBOR Rate and will provide notice to Borrowers of the source selected. The LIBOR Rate determined as set forth above shall be referred to herein as the “Index”. The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of the Revolving Credit Loans, Lender may designate a substitute index after notifying Borrowers. Lender will tell Borrowers the current Index rate upon Borrowers’ request. The interest rate change will not occur more often than each month on the first (1st) day of each month. Borrowers understand that Lender may make loans based on other rates as well. The Index currently is 0.25344% per annum. The interest rate to be applied to the unpaid principal balance of the Revolving Credit Loans will be calculated as described in this paragraph (a) using a rate of 4.00% over the Index, adjusted if necessary for any minimum and maximum rate limitations described in paragraph (b) below, resulting in an initial rate of 4.50% per annum based on a year of 360 days.

(b) NOTICE: Under no circumstances will the interest rate on the Revolving Credit Loans be less than 4.50% per annum or more than the maximum rate allowed by applicable law. Whenever increases occur in the interest rate, Lender, at its option, may do one of the following: (i) increase Borrowers’ payments to ensure Borrowers’ Revoling Credit Loans will pay off by the Revolving Credit Maturity Date, (ii) increase Borrowers’ payments to cover accruing interest, (iii) increase the number of Borrowers’ payments and (iv) continue Borrowers’ payments at the same amount and increase Borrowers’ final payment.

(c) INTEREST CALCULATION METHOD: Interest on this Revolving Credit Note is computed on a 365/360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. All interest payable under this Revolving Credit Note is computed using this method. This calculation method results in a higher effective interest rate than the numeric interest rate stated in this Revolving Credit Note.